CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. JAY GERKEN, Chief Executive Officer, and ANDREW B. SHOUP, Chief Administrative Officer of Institutional Portfolio- Prime Cash Reserves Portfolio (formerly Institutional Reserves Portfolio) (the "Registrant"), each certify to the best of his or her knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended February 29, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                            Chief Administrative Officer
Institutional Portfolio -                          Institutional Portfolio -
Prime Cash Reserves Portfolio                      Prime Cash Reserves Portfolio




/s/ R. Jay Gerken                                  /s/ Andrew B. Shoup
---------------------------                        -----------------------------
R. Jay Gerken                                      Andrew B. Shoup
Date: May 5, 2004                                  Date: May 5, 2004


This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT


                                  CERTIFICATION

R. JAY GERKEN, Chief Executive Officer, and ANDREW B. SHOUP, Chief Administrative Officer of Institutional Portfolio- Institutional Enhanced Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

   1. The Registrant's periodic report on Form N-CSR for the period ended February 29, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

   2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                 Chief Administrative Officer
Institutional Portfolio -               Institutional Portfolio -
Institutional Enhanced Portfolio        Institutional Enhanced Portfolio





/s/ R. Jay Gerken                       /s/ Andrew B. Shoup
---------------------------             ---------------------------
R. Jay Gerken                           Andrew B. Shoup
Date: May 5, 2004                       Date: May 5, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.